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                                                                 EXHIBIT 10.40


                                   AGREEMENT


         This AGREEMENT is made as of August 8, 1996 (the "Effective Date") by and among John Belden, an individual ("Belden"), Robert Freeman, an individual ("Freeman"), Donald Aldridge, an individual ("Aldridge"), Lucile Lansing, an individual ("Lansing"), (the latter four individuals, collectively, the "Non-RAS Directors"), OCTuS, Inc., a California corporation (the "Company") (the latter five Parties, collectively, the "OCTuS Parties"), TAG Acquisition Corp., a New York corporation ("TAG"), TAG Acquisition Group, LLC, a New York limited liability company ("TAG LLC"), RAS Securities Corp., a New York corporation ("RAS"), Norman Fuchs, an individual ("Fuchs"), Eric Bashford, an individual ("Bashford"), Shai Sasson, an individual ("Sasson"), Fred Schulman, an individual ("Schulman") (the latter seven Parties collectively the "RAS/TAG Parties"). The OCTuS Parties and the RAS/TAG Parties are collectively referred to herein as the "Parties" and individually as a "Party").


                                    RECITALS

         WHEREAS, issues have been raised between the OCTuS Parties and the RAS/TAG Parties regarding an equity investment by TAG and/or TAG LLC in the Company and with respect to other matters involving the Company.

         WHEREAS, RAS and the Company had previously entered into an Underwriting Agreement dated January 15, 1993 (the "Underwriting Agreement").

         WHEREAS, TAG and the Company had previously entered into a Stock Purchase Agreement dated May 6, 1996 (the "Stock Purchase Agreement") under which TAG has assigned certain of its rights to TAG LLC.

         WHEREAS, each of the Parties wish to settle all claims arising between the Parties as set forth herein.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, and intending to be legally bound hereby, each of the Parties hereby agrees as follows:



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                                   SECTION 1
                                REPRESENTATIONS

         1.1 Representations and Warranties of The OCTuS Parties. The OCTuS Parties and each of them represent and warrant to the RAS/TAG Parties as follows:

                 The OCTuS Parties have the requisite legal power and authority to execute, deliver and carry out this Agreement and the transactions contemplated hereby and have taken all requisite corporate, partnership and/or trust action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         1.2 Representations and Warranties of RAS/TAG Parties. The RAS/TAG Parties and each of them represent and warrant to the OCTuS Parties as follows:

                 The RAS/TAG Parties have the requisite legal power and authority to execute, deliver and carry out this Agreement and the transactions contemplated hereby and have taken all necessary corporate, partnership and/or trust action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. The RAS/TAG Parties no longer have any interest in any proxy issued by George Haywood to vote any shares of OCTuS Common Stock.


                                   SECTION 2
                             ACTIONS OF THE PARTIES

         2.1 Upon the execution of this Agreement by all parties hereto, the Company will reimburse Bashford the sum of $9,000 paid by Bashford to the Company's accountants.

         2.2 Fuchs has previously resigned as an OCTuS Board Member on June 24, 1996. Fuchs acknowledges and agrees that the circumstances of such resignation were not the result of any dispute with the Company which would give rise to a reporting obligation under the Securities Exchange Act of 1934, as amended.


                                   SECTION 3
                            MUTUAL GENERAL RELEASES

         3.1     Mutual Releases.

                 (a) The OCTuS Parties, and each of them, and each of their Affiliates, and predecessors, and all other entities which an OCTuS Party controls or as to which the OCTuS Parties, or any of them, have the power to grant a release, hereby release and discharge the





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RAS/TAG Parties and their respective officers, directors, shareholders, employees, advisors, accountants, lawyers (including but not limited to Broad and Cassel), agents, successors, predecessors, assignees, siblings, spouses, children, partners, and trusts associated with the RAS/TAG Parties, parents, subsidiaries and Affiliates from any and all manner of claims, actions, demands, damages, accounts, sums of money, debts, liabilities, promises, obligations, costs and expenses (including but not limited to attorneys' fees or awards of attorneys' fees and/or costs), causes of action or suits, at law or in equity, of whatsoever kind or nature, whether now known or unknown, suspected or unsuspected (collectively "Claims"), which any of the OCTuS Parties have or may have had or may have or hereafter shall or may have, by reason of any matter, cause or thing, from the beginning of the world to the Effective Date. Without in any way limiting the generality of the foregoing release, such release specifically includes, but is not limited to, any Claims relating to the Stock Purchase Agreement, the Underwriting Agreement, and/or any Claims arising out of or in any way connected with any act or omission committed or omitted by the RAS/TAG Parties prior to the Effective Date.

                 (b) The RAS/TAG Parties, and each of them, and each of their Affiliates, and predecessors, and all other entities which the RAS/TAG Parties control or as to which the RAS/TAG Parties, or any of them, have the power to grant a release, hereby release and discharge the OCTuS Parties and their respective officers, directors, employees, advisors, accountants, lawyers (including but not limited to Latham & Watkins), shareholders, agents, successors, predecessors, assignees, siblings, spouses, children, partners, trusts and foundations associated with the OCTuS Parties, parents, subsidiaries and Affiliates from any and all Claims which any of the RAS/TAG Parties have or may have had or may have or hereafter shall or may have, by reason of any matter, cause or thing, from the beginning of the world to the Effective Date. Without in any way limiting the generality of the foregoing release, such release specifically includes, but is not limited to, any Claims relating to the Stock Purchase Agreement, the Underwriting Agreement, any proxy contest or demand for a meeting of shareholders, and/or any Claims arising out of or in any way connected with any act or omission committed or omitted by the OCTuS Parties prior to the Effective Date.

         3.2 Waiver of Section 1542. Section 1542 of the California Civil Code provides as follows:

                 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM IT MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each of the Parties expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the California Civil Code. Each Party understands that the actual facts





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pertaining to the events alleged or otherwise relevant to the making of this
Agreement may be different from what each Party believes to be true, and each Party hereby accepts and assumes the risk of the facts and assumptions turning out to be different and agrees that this Agreement shall be and remain in all respects effective and not subject to termination or rescission by virtue of any such difference.

         3.3 No Assignment of Claims. The Parties each represent and warrant that he, she or it has not assigned or otherwise transferred to any person or entity any of the Claims released hereunder and shall indemnify and hold harmless any released Parties from every cost or expense, including without limitation, attorneys' fees and experts' fees and costs of suit, incurred in defending, settling or satisfying any and all suits or judgments relating to Claims which were assigned or otherwise transferred.

         3.4 No Solicitation of Shareholder Claims. The RAS/TAG Parties each represent and warrant that he, she or it has not in the past and will not solicit or otherwise encourage any present or past shareholders of the Company to pursue shareholder litigation or Claims or derivative litigation or Claims against the Company and shall indemnify and hold harmless any released Parties from every cost or expense, including without litigation, attorneys' fees and expert fees and costs of suit, incurred in defending, settling or satisfying any and all such suits or judgments relating to any such litigation or Claims which has been solicited or otherwise encouraged by the RAS/TAG Parties.

         3.5 No Admission of Liability. Each Party acknowledges that nothing contained in this Agreement shall be construed as an admission of liability by or on behalf of any Party.

         3.6 No Unstated Reliance. Each Party to this Agreement hereby acknowledges that he, she and/or it and their attorneys have investigated the facts and the law as they relate to the claims asserted and the nature of this Agreement. No Party (nor any agent or attorney for any Party) has made any statement or representation to any other Party regarding any fact relied upon in entering into this Agreement, and each Party does not rely upon any statement, representation or promise of any other Party (or of any agent or attorney for any other Party) in executing this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.


                                   SECTION 4
                            CERTAIN OTHER AGREEMENTS

         4.1 Confidentiality. The Parties shall keep the terms of this Agreement confidential, except as may be necessary to provide information to their respective tax, legal and financial advisors or as may be required by law or court order. No Party to this Agreement nor any of their respective Affiliates or representatives shall initiate the release of





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any oral or written statement to a member of the press or any other public media, or to any other person with the intention that such statement be communicated to or disseminated by the press or other public media, concerning this Agreement. Notwithstanding the preceding two sentences, nothing contained herein shall affect any Party's ability or right to make a factual statement about himself or herself or his or her career that does not reflect adversely on any other Party and does not express any adverse opinion about any other Party. Each Party further agrees not to publicly make any disparaging statements regarding any of the other Parties to this Agreement.

         4.2 Challenges to Agreement. Each Party hereto shall not, and shall use its best efforts to cause each of its Affiliates and representatives not to, challenge the validity of any provisions of this Agreement.


                                   SECTION 5
                                 MISCELLANEOUS

         5.1 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior agreements, understandings and undertakings both written and oral, between or among the OCTuS Parties, or any of them, on the one hand, and RAS/TAG Parties, or any of them on the other hand, with respect to the subject matter hereof and may be amended only by an agreement in writing executed by all the Parties hereto.

         5.2 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         5.3 Counterparts. For the convenience of the Parties, any number of counterparts of this Agreement may be executed by the Parties, and each such executed counterpart shall be an original instrument.

         5.4 Notices. All notices, deliveries, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be validly given, made or served, if in writing and delivered personally, by hand (except for the delivery of payments or assets) or by telecopy, or sent by registered mail postage paid, if to the address set forth below, or to such other address or telecopy number as any Party may, from time to time, designate in a written notice given in a like manner. Notice given by hand or by telecopy shall be deemed given on the date on which so hand delivered or telecopied. Notice given by mail as set out above shall be deemed delivered five business days after the date the same is postmarked.





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                 (a)  To:                  Any OCTuS Party
                                           c/o John Belden
                                           OCTuS, Inc.
                                           P. O. Box 232397
                                           San Diego, CA  92193-2397
                                           Telecopy No:  (619) 268-5175

                          with a copy to:
                                           Thomas A. Edwards, Esq.
                                           Latham & Watkins
                                           701 "B" Street, Suite 2100
                                           San Diego, CA  92101-8197
                                           Telecopy No: (619) 696-7419

                 (b)      To:              Any RAS/TAG Parties
                                           c/o RAS Securities Corp.
                                           2 Broadway
                                           New York, NY  10004-2801
                                           Attention:  Eric A. Bashford
                                           Telecopy No: (212) 635-3050

                          with a copy to:
                                           Jeff Robinson, Esq.
                                           Broad and Cassel
                                           201 South Biscayne Boulevard
                                           Miami, FL 33131
                                           Telecopy No: (305) 373-9493

                                           and

                                           Norman Fuchs
                                           5 Flagpole Street
                                           Setauket, NY  11733
                                           Telecopy No: (516) 689-5752

         5.5 Successors and Assigns. This Agreement shall bind the successors and assigns of the Parties, and inure to the benefit of any successor or assign of any of the parties.

         5.6 Governing Law. This Agreement shall be governed by and constructed and enforced in accordance with the internal laws of the State of California, without giving effect to the conflict of the laws principles thereof.





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         5.7     Certain Terms.  As used herein, the term "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

         5.8 Survival of Representations. All representations, warranties and agreements made in this Agreement or pursuant hereto shall survive the date hereof through the term of this Agreement.

         5.9 No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         5.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.





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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first referred to above.

                                           THE OCTUS PARTIES


Dated:  July 31, 1996                        OCTuS, INC.


                                             By: /s/ John C. Belden
                                                --------------------------
                                             Its: President & CEO
                                                 -------------------------

Dated:  July 31, 1996                         /s/ John C. Belden
                                              ----------------------------
                                              John Belden, individually and
                                              as director of OCTuS, Inc.


Dated:  August 8, 1996                        /s/ Robert A. Freeman
                                              ----------------------------
                                              Robert Freeman, individually
                                              and as director of OCTuS, Inc.


Dated:  August 5, 1996                        /s/ Donald O. Aldridge
                                              ----------------------------
                                              Donald Aldridge, individually
                                              and as director of OCTuS, Inc.


Dated:  July 31, 1996                         /s/ Lucile Lansing
                                              ----------------------------
                                              Lucile Lansing, individually
                                              and as director of OCTuS, Inc.



                                           RAS/TAG PARTIES


Dated:  July 31, 1996                         TAG ACQUISITION CORP.,


                                             By: /s/ Shai Sasson
                                                --------------------------
                                             Its: President
                                                 -------------------------






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Dated:  July 31, 1996                        TAG ACQUISITION GROUP, LLC,


                                             By: /s/ Shai Sasson
                                                --------------------------
                                             Its: President
                                                 -------------------------


Dated:  July 31, 1996                        RAS SECURITIES CORP.,


                                             By: /s/ Robert A. Schneider
                                                --------------------------
                                             Its: Chairman
                                                 -------------------------


Dated:  July 31, 1996                        /s/ Norman Fuchs
                                             -----------------------------
                                             Norman Fuchs, individually


Dated:  July 31, 1996                        /s/ Eric Bashford
                                             -----------------------------
                                             Eric Bashford, individually


Dated:  July 31, 1996                        /s/ Shai Sasson
                                             -----------------------------
                                             Shai Sasson, individually


Dated:  July 31, 1996                        /s/ Fred Schulman
                                             -----------------------------
                                             Fred Schulman, individually



APPROVED AS TO FORM AND CONTENT:

BROAD AND CASSEL


By /s/ A. Jeffrey Robinson
  _______________________________
  Jeff Robinson, Partner
  Attorneys for the RAS/TAG Parties





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LATHAM & WATKINS


By /s/ Thomas A. Edwards
  ________________________________
  Thomas A. Edwards, Partner
  Attorneys for the OCTuS Parties





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